UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2005

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 1, 2005, Safeway Inc. (“Safeway”) entered into a Credit Agreement by and among Safeway and Canada Safeway Limited (“CSL”), as borrowers, Banc of America Securities LLC and JP Morgan Securities, Inc., as joint arrangers, Deutsche Bank AG New York Branch, as administrative agent, Bank of America, N.A., JPMorgan Chase Bank, National Association, Citicorp USA, Inc. and BNP Paribas, as co-syndication agents, U.S. Bank National Association, as documentation agent, and the lenders that are party to the Credit Agreement. The Credit Agreement provides (i) to Safeway a $1,350,000,000 five-year revolving credit facility (the “Domestic Facility”), (ii) to Safeway and CSL a Canadian facility of up to $250,000,000 (the “Canadian Facility”) for U.S. Dollar and Canadian Dollar advances and (iii) to Safeway a $400,000,000 subfacility of the Domestic Facility for issuance of standby and commercial letters of credit. The Credit Agreement also provides for an increase in the credit facility commitments up to an additional $500,000,000, subject to the satisfaction of certain conditions. Safeway will guaranty the obligations of CSL under the Credit Agreement. The borrowings under the credit facility may be used to repay in full all indebtedness of Safeway and CSL under Safeway’s existing Credit Agreement dated as of May 24, 2001 (as amended) and for general corporate purposes, including the repayment of commercial paper.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Credit Agreement dated as of June 1, 2005 by and among Safeway Inc., Canada Safeway Limited, Banc of America Securities LLC and J.P. Morgan Securities Inc., as joint arrangers, Deutsche Bank AG New York Branch, as administrative agent, Bank of America, N.A., JPMorgan Chase Bank, National Association, Citicorp USA, Inc. and BNP Paribas, as syndication agents, U.S. National Bank Association, as documentation agent, and the lenders that are parties to the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC. (Registrant)

Date: June 7, 2005	By:	/s/ ROBERT A. GORDON
		Name:	Robert A. Gordon
		Title:	Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.
10.1	Credit Agreement dated as of June 1, 2005 by and among Safeway Inc., Canada Safeway Limited, Banc of America Securities LLC and J.P. Morgan Securities Inc., as joint arrangers, Deutsche Bank AG New York Branch, as administrative agent, Bank of America, N.A., JPMorgan Chase Bank, National Association, Citicorp USA, Inc. and BNP Paribas, as syndication agents, U.S. National Bank Association, as documentation agent, and the lenders that are parties to the Agreement.

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